UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 2, 2021
(Earliest Event Date requiring this Report: December 2, 2021)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200

Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, ext. 313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 8.01 Other Matters. On December 2, 2021, Capstone Companies, Inc. (“Company”) received notice that the Federal Communications Commission (“FCC”) has published the Electro Magnetic Compliance (“EMC”) certification for Company’s Smart Mirror. The publication of the FCC certification completes the last national testing requirement for the Smart Mirror product and enables the Company to commence sales of the Smart Mirror product line. The FCC ID number for the Thin Cast Smart Mirror is 2A3GYCAP-1807 and can be found on the https://fccid.io/

In the U.S., FCC EMC testing and certification are required for most electronic devices that transmit radio frequencies in order to ensure that the tested device does not interfere with other electronic products emitting radio frequencies and can operate in a society full of electronic devices emitting radio frequencies. Local jurisdictions may have additional requirements for EMC devices.

Item 7.01 Regulation FD Disclosures. The Company issued a press release today announcing the publication of the FCC EMC certification for the Smart Mirrors, which press release is attached hereto as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of the information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	December 2, 2021, Press Release by Capstone Companies, Inc. re: FCC publication of EMC certification

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: December 2, 2021

Exhibit Number	Description of Exhibit
99.1	December 2, 2021, Press Release by Capstone Companies, Inc. re: FCC publication of EMC certification